United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
April 5, 2005

Fidelity National Financial, Inc.

(Exact name of Registrant as Specified in its Charter)

1-9396
(Commission File Number)

Delaware	86-0498599
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

601 Riverside Avenue
Jacksonville, Florida 32204

(Addresses of Principal Executive Offices)

(904) 854-8100
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

After the close of trading on April 5, 2005, Fidelity National Financial, Inc. (“FNF”) repurchased 2.25 million shares (the “Shares”) of its common stock from ALLTEL Corporation, Inc., its largest shareholder. The Shares were acquired at a purchase price of $31.50, which was a discount to the closing price of $32.45 for FNF’s common stock on April 5, 2005. A copy of the press release announcing FNF’s repurchase of the Shares is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit	Description
99.1	Press release announcing Fidelity National Financial, Inc. repurchased 2.25 million shares of FNF common stock from ALLTEL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Financial, Inc.
Date: April 11, 2005	By:	/s/ Alan L. Stinson
Name: Alan L. Stinson Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press release announcing Fidelity National Financial, Inc. repurchased 2.25 million shares of FNF common stock from ALLTEL.